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                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934


                               December 9, 1999
             ---------------------------------------------------
               Date of report (Date of earliest event reported)


                                  ADVO, Inc.
                ---------------------------------------------
            (Exact name of registrant as specified in its charter)


             Delaware                     1-11720               06-0885252
  ---------------------------     ------------------------  -------------------
 (State or other jurisdiction     (Commission file number)    (IRS Employer
of incorporation or organization)                           Identification No.)


        One Univac Lane, P.O. Box 755, Windsor, Connecticut 06095-0755
        --------------------------------------------------------------
                   (Address of Principal Executive Offices)


Registrant's telephone number, including area code:    (860) 285-6120
                                                   -----------------------
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ITEM 5.   OTHER EVENTS
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On December 9, 1999, the Company renegotiated its outstanding indebtedness with a consortium of banks, led by Chase Manhattan Bank. The new amendments increased the availability of the bank facility to $300 million, including a term loan facility of $135 million and a revolver of $165 million. Significantly, the amortization of the term loan does not begin until March 2002, and the entire amount of the revolver remains available until the facility becomes due in December 2005.

The amendments also provide for the ability to raise additional funding in the future. These provisions include the option to raise incremental senior bank debt of $100 million until December 2002, as well as an additional $200 million of subordinated debt. The agreement provides the Company with the ability to repurchase up to $115 million of its own stock and a $100 million acquisition basket. The debt covenants have also been modified to provide additional flexibility.


ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS
              ---------------------------------

The following exhibits are filed herewith:

Exhibit No.   Description
-----------   -----------

99(a)         Press release, dated December 15, 1999,         Filed herewith.
              issued by the Company.

99(b)         Second Amended and Restated Credit              Filed herewith.
              Agreement dated December 9, 1999
              between the Company and a syndicate
              of lenders led by Chase Manhattan Bank as Administrative Agent.

                                      -2-
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                                  SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            ADVO, Inc.
      Date: January 4, 2000
            ---------------                 By  /s/ DAVID M. STIGLER
                                              --------------------------------
                                                David M. Stigler
                                                Senior Vice President,
                                                Legal and Public Affairs,
                                                General Counsel and Secretary

                                      -3-
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                 EXHIBIT INDEX
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                                                           Incorporation by
Exhibit No.      Description                               Reference
-----------      -----------                               ---------

99 (a)           Press release dated December 15, 1999,    Filed herewith.
                 issued by the Company.

99 (b)           Second Amended and Restated Credit        Filed herewith.
                 Agreement dated December 9, 1999
                 between the Company and a syndicate
                 of lenders led by Chase Manhattan
                 Bank as Administrative Agent.